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                                                                    EXHIBIT 99.1


BELDEN CDT INC.
SUPPLEMENTAL SEGMENT INFORMATION

(in thousands)
(unaudited)




THREE MONTHS ENDED MARCH 31, 2004

                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $112,950             $ 57,153              $  --             $170,103
Affiliate revenues                               24,974                  438             (25,412)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $137,924             $ 57,591           $ (25,412)           $170,103
------------------------------------ ------------------- -------------------- ------------------- -------------------

Operating earnings/(loss)                      $ 12,511             $  4,182            $ (7,771)           $  8,922
------------------------------------ ------------------- -------------------- ------------------- -------------------



THREE MONTHS ENDED JUNE 30, 2004

                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $123,416             $ 60,891              $  --             $184,307
Affiliate revenues                               24,043                  208             (24,251)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $147,459             $ 61,099           $ (24,251)           $184,307
------------------------------------ ------------------- -------------------- ------------------- -------------------

Operating earnings/(loss)                      $ 14,126             $  4,031            $ (8,334)           $  9,823
------------------------------------ ------------------- -------------------- ------------------- -------------------



THREE MONTHS ENDED SEPTEMBER 30, 2004


                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $171,972             $109,482              $  --             $281,454
Affiliate revenues                               15,208                  --              (15,208)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $187,180             $109,482           $ (15,208)           $281,454
------------------------------------ ------------------- -------------------- ------------------- -------------------

Operating earnings/(loss)                      $  1,902              $ 7,087           $ (12,176)           $ (3,187)
------------------------------------ ------------------- -------------------- ------------------- -------------------



THREE MONTHS ENDED DECEMBER 31, 2004



                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $196,034             $134,276              $  --             $330,310
Affiliate revenues                               16,830                2,459             (19,289)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $212,864             $136,735           $ (19,289)           $330,310
------------------------------------ ------------------- -------------------- ------------------- -------------------

Operating earnings/(loss)                      $ 25,561             $  9,426            $ (7,781)           $ 27,206
------------------------------------ ------------------- -------------------- ------------------- -------------------

                                                                    EXHIBIT 99.1

---------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2004
---------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $236,366             $118,044              $  --             $354,410
Affiliate revenues                               49,017                  646             (49,663)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $285,383             $118,690           $ (49,663)           $354,410
==================================== =================== ==================== =================== ===================

Operating earnings/(loss)                      $ 26,637              $ 8,213           $ (16,105)           $ 18,745
==================================== =================== ==================== =================== ===================

---------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $408,338             $227,526              $  --             $635,864
Affiliate revenues                               64,225                  646             (64,871)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $472,563             $228,172           $ (64,871)           $635,864
==================================== =================== ==================== =================== ===================

Operating earnings/(loss)                      $ 28,539             $ 15,300           $ (28,281)           $ 15,558
==================================== =================== ==================== =================== ===================


---------------------------------------------------------------------------------------------------------------------
TWELVE MONTHS ENDED DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
------------------------------------ ------------------- -------------------- ------------------- -------------------
External customer revenues                     $604,372             $361,802              $  --             $966,174
Affiliate revenues                               81,055                3,105             (84,160)                --
------------------------------------ ------------------- -------------------- ------------------- -------------------
Total revenues                                 $685,427             $364,907           $ (84,160)           $966,174
==================================== =================== ==================== =================== ===================
Operating earnings/(loss)                      $ 54,100             $ 24,726           $ (36,062)           $ 42,764
==================================== =================== ==================== =================== ===================